                                                                     Rule 497(e)
                                                              File Nos. 33-29180
                                                                    and 811-5823

                        SUPPLEMENT DATED AUGUST 17, 2005
                                       TO
                       PROSPECTUS DATED NOVEMBER 30, 2004
                                       FOR
                           DOMINI SOCIAL BOND FUND(R)
                       Investor Shares and Class R Shares

DOMINI SOCIAL BOND FUND -- NEW INVESTMENT SUBMANAGER

On March 1, 2005, Seix Advisors ("Seix"), the fixed-income division of Trusco
Capital Management, Inc. ("Trusco"), replaced ShoreBank as the submanager of the
Domini Social Bond Fund (the "Bond Fund"). Seix is located at 10 Mountainview
Road, Suite C-200, Upper Saddle River, NJ 07458. Domini Social Investments LLC
("Domini") continues to be the investment manager of the Bond Fund and monitors and supervises Seix. The Bond Fund's objective and investment strategy remain unchanged.

Trusco is a wholly owned subsidiary of SunTrust Banks, Inc. As of June 30, 2005,
Trusco had more than $68 billion in assets under management.

The Bond Fund is managed by a team of investment professionals supervised by
John Talty, CFA. Mr. Talty served as President and Senior Portfolio Manager of
Seix from January 1993 to May 2004, when the firm was acquired by Trusco. Mr.
Talty has served as Executive Vice President since joining Trusco in May 2004.
Mr. Talty has more than 23 years of investment experience.

Domini and Seix may receive total investment advisory fees of 0.40% of the average daily net assets of the Bond Fund.

Shareholders of the Bond Fund approved Seix as the submanager of the Fund at a special meeting of shareholders held on June 28, 2005.

MARKET TIMING AND REDEMPTION FEE

The Fund currently deducts a redemption fee of 2% from any redemption or exchange proceeds if a shareholder sells or exchanges shares after holding them for less than 90 days, subject to certain exceptions. Effective October 15,
2005, the Fund will only impose the redemption fee with respect to sales and exchanges of shares held less than 60 days. In addition, the redemption fee is no longer imposed on: (i) redemptions or exchanges of $5,000 or less; (ii)
shares transferred from one class to another class of the same Fund; or (iii)
shares redeemed as a result of any changes in account registration.

INVESTMENT MANAGER

Domini provides each Fund and the Portfolio with investment supervisory services, overall operational support, and administrative services. With respect to the Bond Fund, Domini also has authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the
Bond Fund is held uninvested.

                                                                     Rule 497(e)
                                                              File Nos. 33-29180
                                                                    and 811-5823

                        SUPPLEMENT DATED AUGUST 17, 2005
                                       TO
           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2004
                                       FOR
                           DOMINI SOCIAL BOND FUND(R)
                       Investor Shares and Class R Shares

DOMINI SOCIAL BOND FUND -- NEW INVESTMENT SUBMANAGER

On March 1, 2005, Seix Advisors ("Seix"), the fixed-income division of Trusco
Capital Management, Inc. ("Trusco"), replaced ShoreBank as the submanager of the
Domini Social Bond Fund (the "Bond Fund"). Trusco is a wholly owned subsidiary of SunTrust Banks, Inc.

Domini Social Investments LLC ("Domini") continues to be the investment manager of the Bond Fund and monitors and supervises Seix. Domini may terminate Seix's services as the submanager of the Bond Fund at any time.

Shareholders of the Bond Fund approved Seix as the submanager of the Bond Fund at a special meeting of shareholders held on June 28, 2005.

Seix manages the assets of the Fund pursuant to a Submanagement Agreement containing substantially similar terms and conditions as Domini's prior submanagement agreement with ShoreBank, except that Seix's management fees are paid pursuant to the fee schedule described below.

Seix's management fees are paid by Domini. From March 1, 2005, to June 28, 2005, the date on which the submanagement agreement with Seix was approved by the shareholders of the Bond Fund (such period to be called the "Interim Period"),
Domini paid Seix a submanagement fee, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of the Bond Fund allocated to Seix.

Pursuant to the Submanagement Agreement approved by shareholders, from and after
June 28, 2005, Domini will pay to Seix an annual submanagement fee based on the following schedule (the "Approved Fee Schedule"):

         0.40% on the first $10 million of net assets managed
         0.35% on the next $10 million of net assets managed
         0.30% on the next $30 million of net assets managed
         0.25% on the next $30 million of net assets managed
         0.20% on the next $120 million of net assets managed
         0.15% on the next $300 million of net assets managed
         0.10% on the next $500 million of net assets managed
         0.05% over $1 billion of net assets managed

Notwithstanding the above fees, the subadvisory fees payable by Domini shall not exceed $180,000 for the period from March 1, 2005, through March 1, 2006.

Domini will pay Seix an additional one-time fee equal to $25,000 as consideration for Seix's services, however, such amount will be refunded if Seix terminates its services prior to December 31, 2005.

DOMINI SOCIAL BOND FUND -- DETERMINATION OF NET ASSET VALUE; VALUATION OF
PORTFOLIO SECURITIES; ADDITIONAL PURCHASE AND SALE INFORMATION

The Fund currently deducts a redemption fee of 2% from any redemption or exchange proceeds if a shareholder sells or exchanges shares after holding them for less than 90 days, subject to certain exceptions. Effective October 15,
2005, the Fund will only impose the redemption fee with respect to sales and exchanges of shares held less than 60 days. In addition, the redemption fee is no longer imposed on: (i) redemptions or exchanges of $5,000 or less; (ii)
shares transferred from one class to another class of the same Fund; or (iii)
shares redeemed as a result of any changes in account registration.